Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford Positive Change Equities Fund

	Shares	Value
COMMON STOCKS — 96.4%
ARGENTINA — 4.1%
MercadoLibre, Inc.*	2,500	$2,706,200
BELGIUM — 3.1%
Umicore SA	50,038	2,081,319
CANADA — 2.6%
Shopify, Inc., Class A *	1,707	1,746,210
CHINA — 2.3%
Alibaba Group Holding Ltd.*	41,900	1,538,196
DENMARK — 7.9%
Chr. Hansen Holding A/S	20,411	2,265,744
Novozymes A/S, B Shares	24,237	1,523,353
Orsted A/S	10,469	1,443,261
		5,232,358
INDONESIA — 1.8%
Bank Rakyat Indonesia Persero Tbk PT	5,698,400	1,169,051
IRELAND — 4.7%
Kingspan Group PLC*	34,170	3,109,703
JAPAN — 6.3%
M3, Inc.	67,700	4,187,669
KENYA — 0.6%
Safaricom PLC	1,582,200	434,001
NETHERLANDS — 5.0%
ASML Holding NV	9,008	3,327,332
SOUTH AFRICA — 1.9%
Discovery Ltd.	162,875	1,236,667
SWEDEN — 3.0%
Nibe Industrier AB, B Shares*	76,331	1,961,789
TAIWAN — 5.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	47,462	3,847,744
UNITED KINGDOM — 0.8%
FDM Group Holdings PLC	39,174	512,017
UNITED STATES — 46.5%
10X Genomics, Inc., Class A *	11,394	1,420,604
ABIOMED, Inc.*	5,952	1,649,061
Alnylam Pharmaceuticals, Inc.*	11,744	1,709,926
Alphabet, Inc., Class A *	1,330	1,949,248
Berkeley Lights, Inc.*	6,626	505,961
Beyond Meat, Inc.*	9,138	1,517,456
Deere & Co.	6,113	1,354,824
DexCom, Inc.*	7,696	3,172,522
Ecolab, Inc.	5,372	1,073,541
Glaukos Corp.*	18,252	903,839
Illumina, Inc.*	8,818	2,725,468
Moderna, Inc.*	32,933	2,330,010
Teladoc Health, Inc.*	11,892	2,607,202
Tesla, Inc.*	14,598	6,262,688
Xylem, Inc.	19,379	1,630,162
		30,812,512
Total Common Stocks
(cost $44,912,924)		63,902,768

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford Positive Change Equities Fund

	Shares	Value
PREFERRED STOCKS — 1.9%
GERMANY — 1.9%
Sartorius AG 0.10% (cost $825,229)	3,152	$1,291,932
TOTAL INVESTMENTS — 98.3%
(cost $45,738,153)		$65,194,700
Other assets less liabilities — 1.7%		1,108,453
NET ASSETS — 100.0%		$66,303,153

*	Non-income producing security.

ADR	-	American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$40,555,927	$23,346,841	$–	$63,902,768
Preferred Stocks**	–	1,291,932	–	1,291,932
Total	$40,555,927	$24,638,773	$–	$65,194,700

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.